                                                                Exhibit 32(a)

                                                                                                                          Exhibit 32(a)
                                     CERTIFICATION PURSUANT TO
                                       18 U.S.C. SECTION 1350,
                                       AS ADOPTED PURSUANT TO
                           SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      In connection with the Annual Report of Dillard's, Inc. (the "Company") on Form
10-K for the period ended January 29, 2005 as filed with the Securities and Exchange
Commission on the date hereof (the "Report"), I, William Dillard, II, Chairman of the
Board and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C.
section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) and 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: April 14, 2005

                                                     /s/ William Dillard, II
                                                       William Dillard, II
                                                       Chairman of the Board and
                                                       Chief Executive Officer